May 23, 2000


Dear Shareholder:

We are pleased to present your semi-annual Bailard, Biehl & Kaiser Diversa Fund shareholders' report for the six months ended March 31, 2000. In this report, we examine how differing views about the potentially inflationary impact of stronger economic growth have impacted the financial markets during this time period. We also discuss our market outlook and investment strategy.

MARKET REVIEW AND PERFORMANCE UPDATE

The Bailard, Biehl & Kaiser Diversa Fund advanced 5.9% in the fourth quarter of last year and 2.3% in the first quarter of this year, for a total return of 8.4% for the six months ended March 31, 2000.(1) These healthy returns belied the volatility within the financial markets, as investors struggled to come to terms with the implications of stronger global economic growth. Had the U.S. (and the rest of the world) entered a "New Era" in which the information technology revolution and its productivity gains could sustain non- or low inflationary growth for an indefinite period of time? Or would economic recovery overseas and continued expansion in the U.S. lead to "cyclical inflation" as in past economic cycles?

During the fourth quarter of 1999, the "New Era" was in the ascendancy. After bottoming in mid-October, the world's equity markets generally shrugged off concerns about inflation amidst enthusiasm for the "New Era" point of view. "New Economy" technology, media and telecommunications stocks, in particular, skyrocketed around the world. Diversa's best performance, however, came from international stocks, which realized strong double-digit returns. Domestic stocks also posted positive results, although almost all of the gains came from technology stocks and a relatively small number of momentum stocks. U.S. and international bond prices declined slightly due to worries about inflation and the dollar's strength versus the Euro.

This pattern began to change during the first quarter of 2000, as investors shifted away from the "New Economy" to worry about an old foe - "cyclical inflation." As the Federal Reserve Board and other central bankers raised interest rates to combat the inflationary pressures of growth, the world's equity markets became unsettled while the tone of the global bond markets improved. In March, "New Economy" stocks began to falter, pulling down global equity returns. The S&P 500 U.S. stock index ended the quarter up 2.3%, although the Dow Jones Industrials declined 4.7%.(2) International stocks, as measured by the Morgan Stanley Capital International EAFE index, were basically flat. U.S. bonds, on the other hand, rose as long-term interest rates declined during the quarter. Domestic bonds benefited from a belief that the Fed would be successful in its efforts to keep inflation under control and from the announcement that the government would use some of the budget surplus to buy back outstanding long-term U.S. Treasury obligations. International bonds were basically flat, since a strong dollar reduced local currency returns.

Diversa's best performance during the first quarter came from the U.S. stock portfolio. It outperformed the S&P 500 after lagging that index for much of 1999. In contradiction to the previous quarter, the weakest returns came from the international stock portfolio, which was hurt by its exposure to Far-East Asia.

The volatility in the financial markets, if anything, has increased since the end of the quarter. Fears of cyclical inflation have prevailed, and "New Economy" stocks in particular have remained under pressure both here and overseas. Bonds have also declined slightly as interest rates have begun to edge higher. As a result, the Diversa Fund is off about 3.0%1 for the month of April. Over this same time period, the S&P 500 fell 3.0% and the NASDAQ 100 declined 14.2%.2

MARKET OUTLOOK

Looking forward, we expect the volatility in the financial markets to continue. The U.S. economy is still growing strongly and inflationary pressures are increasing. To combat these inflationary pressures, the Fed is likely to continue to raise interest rates until economic growth moderates and/or the stock market corrects sufficiently to slow consumer spending. Although the Fed may ultimately be successful in steering the economy to a "soft landing," we believe it is only prudent to maintain a somewhat defensive asset mix for the time being. At the same time, we remain alert to the longer-term opportunities that near-term set backs in the stock market may provide.

International stocks continue to look more attractive than U.S. stocks. The former offer better valuations, more earnings growth potential and a less hostile environment than domestic equities. However, since international stocks tend to correct when U.S. stocks decline, we are not yet ready to add significantly to this asset class. U.S. bonds offer good valuations and important diversification benefits, despite the pressure from inflation concerns in the short run. We believe international bonds will act as particularly good diversifiers should the U.S. stock market experience a major correction.

INVESTMENT STRATEGY

We have not made any changes to our strategic asset allocation targets in recent months. We continue to overweight U.S. bonds, underweight U.S. stocks and remain neutral in international stocks and bonds. The current strategic asset allocation targets of the Bailard, Biehl & Kaiser Diversa Fund are reflected below:

               U.S. Stocks                              45%
               U.S. Bonds                               25%
               International Stocks                     15%
               International Bonds                      10%
               Cash                                      5%

THESE ARE THE STRATEGIC ASSET ALLOCATION TARGETS FOR THE BAILARD, BIEHL & KAISER DIVERSA FUND AS OF MAY 1, 2000. THE FUND'S ACTUAL ASSET ALLOCATIONS MAY FLUCTUATE FROM TIME TO TIME ABOVE OR BELOW THESE TARGETS. PLEASE NOTE THAT THE FUND USES S&P 500 PUT OPTIONS TO REDUCE ITS EFFECTIVE U.S. STOCK EXPOSURE. AS A RESULT, THE FUND ACTUALLY HAS A SLIGHTLY HIGHER WEIGHTING IN U.S. STOCKS AND A SLIGHTLY LOWER WEIGHTING IN CASH EQUIVALENTS THAN THESE TARGETS WOULD INDICATE.

CLOSING COMMENTS

The recent volatility in the financial markets has reminded many complacent investors that investing has its risks as well as its rewards. If anything, in today's economic and investment environment, volatility is likely to increase further. The Diversa Fund gives investors an opportunity to manage that volatility by diversifying globally and across multiple asset classes. It also provides an investment vehicle that can take advantage of significant market pullbacks.

Please feel free to contact one of our client service counselors at 800-882-8383 if you have any questions or would like to discuss the Fund in greater detail. We continue to appreciate your confidence and support.

Sincerely,


Thomas E. Bailard                       Burnie E. Sparks, Jr., CFA
Chairman                                President

----------
(1) Total returns for investment periods ended March 31, 2000: 3 months: 2.33%; 6 months: 8.41%; 12 months: 6.76%; 5 years: 11.90% annualized; 10 years:
     8.55% annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The performance quoted represents past performance and is no indication of future results.

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BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

                                                      Par Value         Value
                                                      ----------     -----------
  DOMESTIC SECURITIES (76.3%)

  DOMESTIC FIXED INCOME (24.5%)

  CORPORATE BONDS (3.4%)

  GTE North, Inc.
         6.375%  02/15/10                             $  675,000     $   619,934
  Gerber Products
         9.000%  10/15/06                                320,000         346,922
  HRPT Properties
         6.875%  08/26/02                                200,000         192,504
                                                                     -----------
  Total Corporate Bonds                                                1,159,360
                                                                     -----------
  GOVERNMENT AGENCY (4.0%)

  Federal Farm Credit Banks
         7.375%  02/09/10                                250,000         253,673
  Federal Home Loan Banks
         6.000%  06/11/03                                200,000         193,375
  Federal Home Loan Banks
         5.250%  04/22/04                                200,000         187,000
  Federal Home Loan Banks
         5.540%  10/15/08                                300,000         266,344
  Federal National Mortgage Association
         6.500%  04/29/09                                500,000         464,845
                                                                     -----------
  Total Government Agency                                              1,365,237
                                                                     -----------
  UNITED STATES TREASURY OBLIGATIONS (17.1%)

  United States Treasury Bonds
         8.750%  11/15/08                                725,000         774,277
  United States Treasury Bonds
         8.000%  11/15/21                                425,000         517,969
  United States Treasury Notes
         5.625%  09/30/01                                400,000         395,188
  United States Treasury Notes
         5.625%  02/15/06                                450,000         434,953
  United States Treasury Notes
         6.625%  05/15/07                                350,000         356,727
  United States Treasury Notes
         4.750%  11/15/08                                800,000         723,125
  United States Treasury Notes
         5.500%  02/15/08                                750,000         715,898
  United States Treasury Notes
         5.625%  05/15/08                                750,000         721,523
  United States Treasury Notes
         5.500%  05/15/09                              1,250,000       1,191,992
                                                                     -----------
  Total United States Treasury Obligations                             5,831,652
                                                                     -----------
  TOTAL DOMESTIC FIXED INCOME
  (IDENTIFIED COST $8,702,781)                                         8,356,249
                                                                     -----------

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BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

  DOMESTIC STOCKS (51.5%)                               Shares          Value
                                                      ----------     -----------
  BASIC INDUSTRY (1.5%)
  Bemis Company                                            6,800     $   250,750
  Du Pont (E.I.) De Nemours                                1,926         101,837
  Nucor Corp.                                              3,600         180,000
                                                                     -----------
  Total Basic Industry                                                   532,587
                                                                     -----------
  CAPITAL GOODS (4.3%)
  General Electric Co.                                     6,300         977,681
  Tyco Int'l. Ltd.                                         4,700         234,413
  United Technologies Corp.                                3,800         240,113
                                                                     -----------
  Total Capital Goods                                                  1,452,207
                                                                     -----------
  COMMUNICATIONS (4.3%)
  AT & T Corp.                                             8,500         478,125
  Bell Atlantic Corp.                                      6,000         366,750
* Broadwing, Inc.                                          4,600         171,063
* Global Crossing Ltd.                                     4,400         180,125
* MCI Worldcom, Inc.                                       3,000         135,938
  Sprint Corp.                                             2,200         138,600
                                                                     -----------
  Total Communications                                                 1,470,601
                                                                     -----------
  CONSUMER CYCLICALS (3.7%)
* Lear Corp.                                               5,100         143,438
  Lowes Companies, Inc.                                    6,900         402,788
  Sears Roebuck & Co.                                      6,900         213,038
  Wal Mart Stores, Inc.                                    9,000         499,500
                                                                     -----------
  Total Consumer Cyclicals                                             1,258,764
                                                                     -----------
  CONSUMER STAPLES (4.9%)
  Anheuser Busch, Inc.                                     2,200         136,950
  Colgate-Palmolive Co.                                    3,100         174,763
  Kimberly Clark Corp.                                     5,500         308,000
  PepsiCo, Inc.                                           13,000         449,313
  Procter and Gamble Co.                                     850          47,813
  Sysco Corp.                                             16,000         571,000
                                                                     -----------
  Total Consumer Staples                                               1,687,839
                                                                     -----------
  ENERGY/RESOURCES (3.3%)
  Conoco, Inc.                                             1,103          28,264
  Exxon Mobil Corp.                                        4,356         338,951
  Royal Dutch Petroleum Co.                                7,400         425,963
  Unocal Corp.                                             3,900         116,025
  Valero Refining & Marketing Co.                          7,500         229,688
                                                                     -----------
  Total Energy/Resources                                               1,138,891
                                                                     -----------
  FINANCE (6.5%)
  American International Group                             2,300         251,850
  Bank of America Corp.                                    5,601         293,702
  Chase Manhattan Corp.                                    6,500         566,719
  Citigroup, Inc.                                          4,300         255,044
  Federal National Mortgage Association                    6,300         355,556
  Firstar Corp.                                            3,345          76,726
  Lehman Brothers Holdings, Inc.                           2,000         194,000
  Wachovia Corp.                                           1,000          67,563
  Wells Fargo & Company                                    3,700         151,469
                                                                     -----------
  Total Finance                                                        2,212,629
                                                                     -----------

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BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                      ----------     -----------
  DOMESTIC STOCKS - (CONTINUED)

  HEALTH CARE (4.1%)
  Abbott Laboratories                                      3,500     $   123,156
  American Home Products Corp.                             8,200         439,725
* Amgen, Inc.                                              1,400          85,925
  Guidant Corp.                                            3,200         188,200
  Johnson & Johnson                                        5,100         357,319
  Merck & Co.                                              3,400         211,225
                                                                     -----------
  Total Health Care                                                    1,405,550
                                                                     -----------
  HIGH TECHNOLOGY (17.0%)
* America Online, Inc.                                     2,800         188,300
* Cisco Systems, Inc.                                     17,200       1,329,775
  Compaq Computer Corp.                                    7,000         186,375
* Electronics for Imaging, Inc.                            3,700         222,000
* EMC Corp.                                                2,100         262,500
  Hewlett-Packard Co.                                      2,100         278,381
  Intel Corp.                                              6,400         844,400
  International Business Machines                          4,000         472,000
  Lucent Technologies, Inc.                                3,300         200,475
* Microsoft Corp.                                          8,000         850,000
  Nortel Networks Corp.                                    1,800         226,800
* Oracle Corp.                                             3,000         234,188
* Quantum Corp. DLT & Storage                              6,500          77,594
* Sun Microsystems, Inc.                                   2,000         187,406
  Texas Instruments, Inc.                                  1,500         240,000
                                                                     -----------
  Total High Technology                                                5,800,194
                                                                     -----------
  TRANSPORTATION (0.7%)
* AMR Corp.                                                4,000         127,500
* Sabre Holdings Corp.                                     2,890         106,749
                                                                     -----------
  Total Transportation                                                   234,249
                                                                     -----------
  UTILITIES (1.2%)
  Enron Corp.                                              5,200         389,350
                                                                     -----------
  TOTAL DOMESTIC STOCKS
  (IDENTIFIED COST $10,467,271)                                       17,582,861
                                                                     -----------
  PUT OPTIONS ON STOCK INDICIES (0.3%)                Contracts
    PURCHASED                                         ----------
  S & P 500 Stock Index June
       Put @ 1390 Exp 06/17/00                                30          69,000
  S & P 500 Stock Index June
       Put @ 1450 Exp 06/17/00                                10          37,000
                                                                     -----------
  TOTAL PUT OPTIONS ON STOCK INDICES
  (IDENTIFIED COST $115,620)                                             106,000
                                                                     -----------
  TOTAL DOMESTIC SECURITIES
  (IDENTIFIED COST $19,285,672)                                       26,045,110
                                                                     -----------

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BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                      Par Value
  INTERNATIONAL SECURITIES (23.0%)                 (Local Currency)     Value
                                                      ----------     -----------
  INTERNATIONAL FIXED INCOME (8.9%)

  Asian Development Bank
         3.125%  06/29/05                  JPY        15,000,000     $   160,377
  British Aero Plc
         7.450%  11/30/03                  GBP               243             380
  Eurohypo AG
         4.000%  04/27/09                  EUR           150,000         126,919
  Government of Canada
         8.500%  04/01/02                  CAD            75,000          54,013
  Government of Canada
         7.250%  06/01/07                  CAD           400,000         295,054
  Government of Canada
         6.000%  06/01/08                  CAD           120,000          82,830
  Government of France
         9.500%  01/25/01                  EUR           236,295         235,472
  Government of France
         5.250%  04/25/08                  EUR           175,000         167,741
  Government of the Netherlands
         8.500%  03/15/01                  EUR           100,000          99,365
  International Bank for Rec. & Dev.
         7.250%  04/09/01                  NZD           200,000          99,390
  Kingdom of Denmark
         8.000%  05/15/03                  DKR         1,125,000         156,073
  Kingdom of Sweden
         6.500%  10/25/06                  SEK         1,600,000         196,628
  Quebec Province
         8.625%  11/04/11                  GBP            60,000         109,600
  Republic of Austria
         6.250%  10/16/03                  JPY        20,000,000         233,276
  Republic of Austria
         4.500%  09/28/05                  JPY        10,000,000         114,234
  Republic of Finland
         8.750%  10/17/01                  EUR           340,000         344,996
  Republic of Germany
         6.500%  10/14/02                  EUR           100,000         102,350
  Republic of Germany
         6.000%  06/20/16                  EUR           100,000         102,733
  Republic of Italy
         7.250% 11/01/26                   EUR           100,000         113,182
  Tesco  Plc
         7.500%  07/30/07                  GBP            30,000          49,783
  Treuhandanstalt
         7.750%  10/01/02                  EUR            89,476          91,697
  U.K. Treasury
         9.750%  08/27/02                  GBP            55,000          94,147

  TOTAL INTERNATIONAL FIXED INCOME
  (IDENTIFIED COST $3,313,631)                                         3,030,240
                                                                     -----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                      ----------     -----------
  INTERNATIONAL STOCKS (14.1%)

  ARGENTINA (0.2%)
  Banco de Galicia y Buenos Aires                          2,350     $    11,920
  Banco de Galicia y Buenos Aires ADR                        800          16,200
  Perez Companc SA                                         3,800          15,245
  Siderar SA                                               3,750          15,756
  Telecom Argentina                                          400          13,900
                                                                     -----------
  Total Argentina                                                         73,021
                                                                     -----------
  AUSTRALIA (0.2%)
  Broken Hill Proprietary Ltd.                             1,000          10,830
  Colonial Ltd.                                            5,000          22,978
  Fairfax (John) Holdings Ltd.                             2,355           8,505
  Qantas Airways Ltd.                                      5,000          10,440
  The News Corporation Ltd.                                  300           4,192
                                                                     -----------
  Total Australia                                                         56,945
                                                                     -----------
  BRAZIL (0.6%)
  Brasileira Distribuicao Pao de Acucar GDR                  800          28,600
  Centrais Electricas Brasileiras Pfd. ADR                 2,500          24,141
  Cia Paranaense de Energia                                2,470          20,878
  Cia Vale Do Rio Doce ADR                                   950          25,947
* Telebras Holders pfd. ADR                                  425          63,617
* Telebras pfd. ADR                                          650              26
  Unibanco Holdings GDR                                    1,350          42,863
                                                                     -----------
  Total Brazil                                                           206,072
                                                                     -----------
  CANADA (0.4%)
  Quebecor, Inc. Class B                                     500          13,087
  Toronto Dominion Bank                                      600          15,870
* Webs Index Fund, Inc., Canada Webs                       5,000          92,188
                                                                     -----------
  Total Canada                                                           121,145
                                                                     -----------
  DENMARK (0.2%)
  Den Danske Bank                                            140          14,665
  Novo-Nordisk                                               102          13,765
  Tele Denmark                                               398          35,807
                                                                     -----------
  Total Denmark                                                           64,237
                                                                     -----------
  FINLAND (0.6%)
  Nokia Corp. ADR                                            750         162,938
  UPM-Kymmene OY                                           1,000          28,229
                                                                     -----------
  Total Finland                                                          191,167
                                                                     -----------
  FRANCE (0.8%)
  AXA- UAP SA                                                150          21,258
  Banque Natl De Paris Ord.                                  413          32,604
  Banque Natl De Paris Wts. (Ex. 07/15/02)                    91             639
  Elf Aquitaine SA ADR                                       300          26,063
  FranceTelecom SA                                           450          77,509
  Havas Advertising                                          100          54,065
  Peugeot SA                                                  80          17,300
  Sanofi-Synthelabo SA                                       400          15,253
  Scor                                                       300          14,087
                                                                     -----------
  Total France                                                           258,778
                                                                     -----------

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BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                      ----------     -----------
  INTERNATIONAL STOCKS - (CONTINUED)

  GERMANY (0.9%)
  Deutsche Bank AG                                           200     $    13,291
  Deutsche Telekom AG                                        300          24,171
  Marschollek Lautenschager und Partner AG                   100          39,233
  Siemens AG                                                 200          28,803
* Webs Index Fund, Inc., Germany Webs                      7,000         189,000
                                                                     -----------
  Total Germany                                                          294,498
                                                                     -----------
  HONG KONG/ CHINA (0.6%)
  Cathay Pacific Air                                      10,000          15,026
  Cheung Kong Holdings                                     2,000          29,924
* China Telecom Ltd.                                       4,000          35,189
  Dao Heng Bank                                            3,500          15,328
  Giordano International Ltd.                             24,000          29,127
  Gold Peak Industrial                                    13,000           2,354
  Gold Peak Industrial  Hldg. Wts. (Ex. 08/06/00)          2,600              29
  Shangri La Asia                                         20,000          22,475
  Sun Hung Kai Properties                                  3,000          26,296
  Swire Pacific                                            7,000          36,050
                                                                     -----------
  Total Hong Kong/ China                                                 211,798
                                                                     -----------
  HUNGARY (0.1%)
  Matav Rt. ADR                                              350          15,619
  OTP Bank                                                   200          10,787
  Richter Gedeon Vegyeszeti                                  230          15,123
  Tiszai Vegyi Kombinat                                      500           9,168
                                                                     -----------
  Total Hungary                                                           50,697
                                                                     -----------
  INDIA (0.2%)
* Infosys Technologies ADR                                   125          24,125
* Mahanagar Telephone Nigam Ltd. GDR 144A**                  908          12,939
  Ranbaxy Laboratories GDR 144A**                          1,000          21,350
  State Bank of India GDR 144A**                           1,000           9,825
  Videsh Sanchar Nigam Ltd. GDR 144A**                       450          12,049
                                                                     -----------
  Total India                                                             80,288
                                                                     -----------
  INDONESIA (0.1%)
* Sampoerna                                               11,000          18,309
  Telekomunikasi Indo                                     50,000          24,273
                                                                     -----------
  Total Indonesia                                                         42,582
                                                                     -----------
  IRELAND (0.1%)
  Bank of Ireland                                          2,500          17,703
  CRH                                                        750          13,456
  Eircom Plc                                               2,500          11,100
                                                                     -----------
  Total Ireland                                                           42,259
                                                                     -----------
  ISRAEL (0.3%)
* Elbit Computers Ltd.                                     3,100          40,300
* Gilat Satellite Networks Ltd. ADR                          400          46,900
                                                                     -----------
  Total Israel                                                            87,200
                                                                     -----------
  ITALY (0.3%)
* Webs Index Fund, Inc., Italy Webs                        4,600         115,000
                                                                     -----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                      ----------     -----------
  INTERNATIONAL STOCKS - (CONTINUED)

  JAPAN (2.9%)
  Daiwa Securities                                         4,000     $    75,269
  Fast Retailing Co. Ltd.                                    200          88,042
  Hokkaido Takushoku                                      12,000             117
  Konami Co. Ltd.                                            300          40,950
  Kyocera Corp.                                              300          50,193
  NTT Mobile Communications                                    2          82,094
* Webs Index Fund, Inc., Japan Webs                       39,500         649,280
                                                                     -----------
  Total Japan                                                            985,945
                                                                     -----------
  MEXICO (0.2%)
* Cemex SA                                                   300           6,788
  Fermento Economico Mexica -UBD                           2,300          10,334
* Grupo Financiero Banamex                                 2,500          11,448
* Grupo Televisa GDR  144A**                                 225          15,300
  Telefonos de Mexico Series L ADR                           600          40,200
                                                                     -----------
  Total Mexico                                                            84,070
                                                                     -----------
  NETHERLANDS (0.6%)
  ASM Lithography Holding NV                                 100          11,166
  Axxicon Group NV                                         1,700          26,028
  Philips Electronics NV                                     200          33,606
* Webs Index Fund, Inc., Netherlands Webs                  6,200         149,575
                                                                     -----------
  Total Netherlands                                                      220,375
                                                                     -----------
  NEW ZEALAND (0.3%)
  Fletcher Challenge Building                             20,000          21,656
  Telecom Corp. of New Zealand                            16,000          72,399
                                                                     -----------
  Total New Zealand                                                       94,055
                                                                     -----------
  NORWAY (0.1%)
  Christiana Bank                                          5,000          25,950
  Norsk Hydro                                                500          18,930
                                                                     -----------
  Total Norway                                                            44,880
                                                                     -----------
  POLAND (0.2%)
  KGHM Polska Miedz SA                                     3,000          22,739
  Telekomunikacja Polska SA                                3,000          28,478
                                                                     -----------
  Total Poland                                                            51,217
                                                                     -----------
  RUSSIA (0.3%)
* AO Mosenergo ADR                                         3,800          24,225
* Lukoil Oil Co. ADR                                         450          28,575
  Rao Unified Energy System ADR                            1,100          21,863
  Vimpel Communications ADR                                  350          14,808
                                                                     -----------
  Total Russia                                                            89,471
                                                                     -----------
  SINGAPORE (0.2%)
  DBS Land                                                 8,000          10,430
  Elec & Eltek International Co.                           4,000          10,120
  Overseas Chinese Banking Corp.                           2,310          14,315
  Singapore Airlines Ltd.  (Fgn. Reg'd)                    1,300          12,160
  United Overseas Bank (Fgn. Reg'd)                        2,112          12,965
  United Overseas Land Wts. (Ex. 5/28/01)                    450              50
                                                                     -----------
  Total Singapore                                                         60,040
                                                                     -----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                      ----------     -----------
  INTERNATIONAL STOCKS - (CONTINUED)

  SOUTH AFRICA (0.2%)
  Anglo-American Corp. of South Africa                       300     $    13,852
  Impala Platinum Holdings Ltd.                              850          29,481
  Rembrandt Group Ltd.                                     1,500          13,293
  Sappi Ltd.                                               1,000           7,730
  Standard Bank Investment Group                           4,800          19,800
                                                                     -----------
  Total South Africa                                                      84,156
                                                                     -----------
  SOUTH KOREA (0.4%)
  Cheil Jedang Corp.                                         288          18,944
  Korea Telecom Corp.                                        200          17,734
  Medison Co. Ltd.                                         1,000          12,983
  Pohang Iron & Steel                                        255          25,309
  Samsung Electronics                                        100          30,310
  SK Corp.                                                   621          14,328
                                                                     -----------
  Total South Korea                                                      119,608
                                                                     -----------
  SPAIN (0.6%)
  Aceralia SA                                              1,000          11,913
  Banco Bilboa Vizcaya                                     2,500          36,744
  Repsol SA                                                  500          10,960
* Telefonica De Espana                                     1,020          25,767
  Union Electrica Fenosa                                     800          16,428
* Webs Index Fund, Inc., Spain Webs                        3,400          97,325
                                                                     -----------
  Total Spain                                                            199,137
                                                                     -----------
  SWEDEN (0.7%)
  Ericsson LM Tel Co. ADR                                    700          65,668
  Sandvik AB                                               1,000          25,925
  Skandia Forsakrings                                      1,000          47,338
* Webs Index Fund, Inc., Sweden Webs                       2,700          92,138
                                                                     -----------
  Total Sweden                                                           231,069
                                                                     -----------
  THAILAND (0.1%)
* National Petrochemical                                  20,000          21,158
                                                                     -----------
  UNITED KINGDOM (1.7%)
  Barclays Plc                                             1,500          39,770
  BP Amoco Plc                                             4,500          41,170
  British Aerospace Plc                                      771           4,354
  British Telecom Plc                                      3,000          56,234
  Cadbury Schweppes Plc                                    3,500          23,520
  GKN Plc                                                  2,400          29,920
  Glaxo Wellcome Plc                                       1,500          42,953
  Hilton Group Plc                                         3,400          15,825
  Kingfisher Plc                                           2,000          16,432
* Orange Plc                                                 600          24,631
  Powergen Plc                                             4,000          23,403
  Reuters Group Plc                                        2,500          50,731
  Rolls-Royce Ord.                                        15,000          48,636
  Royal Bank of Scotland Group                             3,000          44,174
  Sage Group Plc                                           1,700          19,079
  SmithKline Beecham Plc                                   2,064          27,264
  Vodafone Airtouch Plc                                   15,000          83,394
                                                                     -----------
  Total United Kingdom                                                   591,490
                                                                     -----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                                        Value
                                                                     -----------
  TOTAL INTERNATIONAL STOCKS
  (IDENTIFIED COST $3,827,464)                                       $ 4,772,358
                                                                     -----------
  TOTAL INTERNATIONAL SECURITIES
  (IDENTIFIED COST $7,141,095)                                         7,802,598
                                                                     -----------
  TOTAL INVESTMENTS: 99.3%
  (IDENTIFIED COST $26,426,767)                                       33,847,708

  OTHER ASSETS LESS LIABILITIES: 0.7%                                    256,946
                                                                     -----------
  NET ASSETS: 100.0%                                                 $34,104,654
                                                                     ===========

                                CURRENCY LEGEND:

     GBP - British Pound                                JPY - Japanese Yen
     CAD - Canadian Dollar                              NZD - New Zealand
     DKR - Danish Kronar                                SEK - Swedish Krona
     EUR - Euro

----------
*    Non-income producing security.
** Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On March 31, 2000, these securities were valued at $71,463 or 0.21% of Net Assets.


                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investments, at value
  (Identified cost $26,426,767)                                     $33,847,708
Receivables:
  Portfolio securities sold                            $  368,493
  Dividend, interest and recoverable
    foreign taxes receivable                              281,109       649,602
                                                       ----------
Prepaid expenses                                                         11,288
Other assets                                                              4,838
                                                                    -----------

  Total assets                                                       34,513,436
                                                                    -----------
LIABILITIES

Cash overdraft                                                          130,194

Payables:
  Portfolio securities purchased                       $  173,007
  Advisory fees (Note 3)                                   32,670
  Trustee fees and expenses                                 8,775
  Unrealized loss on forward currency contracts
    (Note 5)                                                3,382       217,834
                                                       ----------
Accrued expenses                                                         60,754
                                                                    -----------
  Total liabilities                                                     408,782
                                                                    -----------
Net assets (equivalent to $13.16 per share of no par
  value capital stock, representing the offering and
  redemption price for 2,590,862 shares outstanding,
  unlimited number of shares authorized)                            $34,104,654
                                                                    ===========

Net assets consist of:
  Capital paid in                                                   $26,824,043
  Accumulated net investment income
                                                                         37,063
  Accumulated net realized loss on investments
    and foreign currency transactions                                  (169,973)
  Unrealized appreciation (depreciation) on:
    Investments                                        $7,420,941
    Foreign currency                                       (7,420)    7,413,521
                                                       ----------   -----------
                                                                    $34,104,654
                                                                    ===========

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $3,567)               $   120,237
  Interest                                                              419,879
                                                                    -----------
     Total income                                                       540,116
                                                                    -----------
EXPENSES
  Advisory fees (See Note 3)                          $   171,593
  Custodian fees                                           67,902
  Audit and legal fees                                     48,550
  Transfer agent fees                                      19,773
  Administrative fees                                      18,697
  Trustee fees and expenses (See Note 3)                    5,704
  Registration expense                                      4,788
  Insurance expense                                         2,094
  Report to shareholders                                    1,913
                                                      -----------
     Total expenses                                                     341,014
     Less: Fees waived and expenses absorbed                            (16,540)
                                                                    -----------
     Net expenses                                                       324,474
                                                                    -----------

     Net investment income                                              215,642
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

  Net realized gain on investments                                       57,311
  Net unrealized gain on investments                                  2,527,431
                                                                    -----------
     Net gain on investments                                          2,584,742
                                                                    -----------
  Net realized loss on foreign currency                                 (43,442)
  Net unrealized gain on foreign currency
     and foreign currency denominated assets and
     liabilities                                                         32,653
                                                                    -----------
     Net loss on foreign currency                                       (10,789)
                                                                    -----------
     Net gain on investments and foreign currency                     2,573,953
                                                                    -----------
  Net increase in net assets resulting from operations              $ 2,789,595
                                                                    ===========

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                        For the Six Months Ended    For the Year Ended
                                                             March 31, 2000         September 30, 1999
                                                             --------------         ------------------
                                                              (Unaudited)
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                                    $    215,642                $    562,833
  Net realized gain on investments                               57,311                   2,115,899
  Net unrealized gain on investments                          2,527,431                     694,793
  Net realized loss on foreign currency                         (43,442)                    (55,224)
  Net unrealized gain on foreign currency and
   foreign currency denominated assets and liabilities           32,653                      18,651
                                                           ------------                ------------
  Net increase resulting from operations                      2,789,595                   3,336,952
                                                           ------------                ------------
Distributions to shareholders:
  From net investment income                                   (540,898)                   (163,662)
  From net realized gain                                     (1,998,030)                 (2,803,986)
                                                           ------------                ------------
  Total distributions                                        (2,538,928)                 (2,967,648)
                                                           ------------                ------------
Fund share transactions:
  Proceeds from shares sold                                   1,163,185                   2,389,535
  Net asset value of shares issued on
     reinvestment of distributions                            2,284,014                   2,674,173
  Cost of shares redeemed                                    (4,141,707)                 (6,213,943)
                                                           ------------                ------------
  Net decrease resulting from
     Fund share transactions                                   (694,508)                 (1,150,235)
                                                           ------------                ------------
  Net decrease                                                 (443,841)                   (780,931)

NET ASSETS
  Beginning of period                                        34,548,495                  35,329,426
                                                           ------------                ------------
  End of period (including accumulated net investment
   income of $37,063 and $362,319, respectively)           $ 34,104,654                $ 34,548,495
                                                           ============                ============
NUMBER OF FUND SHARES
  Sold                                                           89,843                     176,414
  Issued on reinvestment of distributions                       181,645                     206,618
  Redeemed                                                     (321,040)                   (461,523)
                                                           ------------                ------------
  Net decrease                                                  (49,552)                    (78,491)
                                                           ============                ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                              For the Six
                                              Months Ended              For the Year Ended September 30,
                                             March 31, 2000  ------------------------------------------------------
                                               (Unaudited)     1999       1998        1997        1996       1995
                                                --------     --------   --------    --------    --------   --------
Net Asset Value, Beginning of Period            $  13.08     $  12.99   $  13.91    $  13.39    $  13.20   $  12.01
                                                --------     --------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income                             0.06         0.28(1)    0.13(1)     0.40(1)     0.31       0.38(1)
  Net Realized/Unrealized Gain (Loss) on
   Securities and Foreign Currency                  0.97         0.90       0.23        1.92        0.96       1.13
                                                --------     --------   --------    --------    --------   --------
Total from Investment Operations                    1.03         1.18       0.36        2.32        1.27       1.51
                                                --------     --------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
  Net Investment Income                            (0.18)       (0.13)     (0.23)      (0.42)      (0.32)     (0.26)
  Capital Gain                                     (0.77)       (0.96)     (1.05)      (1.38)      (0.76)     (0.06)
                                                --------     --------   --------    --------    --------   --------
Total Distributions                                (0.95)       (1.09)     (1.28)      (1.80)      (1.08)     (0.32)
                                                --------     --------   --------    --------    --------   --------
Net Asset Value, End of Period                  $  13.16     $  13.08   $  12.99    $  13.91    $  13.39   $  13.20
                                                ========     ========   ========    ========    ========   ========
TOTAL RETURN                                        8.41%(2)     9.25%      2.98%      19.14%      10.09%     12.83%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's)             $ 34,105     $ 34,548   $ 35,329    $ 37,471    $ 36,566   $ 40,688

  Ratio of Expenses to Average Net Assets
   Before Expenses Paid Indirectly                  1.88%(3)     1.95%      1.86%       1.84%       1.99%      1.85%
   After Expenses Paid Indirectly                   1.88%(3)     1.95%      1.80%       1.84%       1.99%      1.85%

  Ratio of Expenses to Average Net Assets
   Before fees waived and expenses absorbed         1.97%(3)       --         --          --          --         --
   After fees waived and expenses absorbed          1.88%(3)       --         --          --          --         --

  Ratio of Net Investment Income to Average
     Net Assets
   Before fees waived and expenses absorbed         1.15%(3)     1.51%      1.34%       1.87%       2.09%      2.97%
   After fees waived and expenses absorbed          1.25%(3)     1.51%      1.34%       1.87%       2.09%      2.97%

  Portfolio Turnover Rate                             22%(2)       54%        59%         66%         68%       166%

----------
1. Net investment income per share has been computed before adjustments for book/tax differences.
2.   Not annualized.
3.   Annualized.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is the sole series of the Bailard, Biehl & Kaiser Fund Group, which was organized as a Massachusetts business trust in August 1986 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

SECURITY VALUATION
Each listed investment security is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or, in the absence of such prices, as determined in good faith by, or under procedures determined by, the Trustees of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OPTIONS
The Fund may purchase and write call and put options on foreign currencies and stock indices. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying currencies or indices may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the currency or indices underlying the written option.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 1 - CONTINUED

The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing a put and call option is limited to the premium paid.

The Fund follows the following procedures when valuing options. For all options other than index options, the value is the last sale price on the exchange on which they are listed, unless no sales of such options have taken place on that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Also, it is the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Internal Revenue Code. Therefore, no provision is made for Federal income or excise taxes.

At the end of each year, capital paid in, accumulated net investment income and accumulated net realized loss on investments will be adjusted for permanent book-tax differences. Reclassifications between accumulated net investment income and accumulated net realized loss on investments arise principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

The Fund uses the identified cost method for determining realized gain or loss on investments.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $6,029,470 and $7,237,239, respectively. Purchases and sales of U.S. Government obligations aggregated $1,294,561 and $2,942,342, respectively.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement with Bailard, Biehl & Kaiser, Inc. (the Advisor). The Agreement requires the payment of a monthly fee computed on an annual basis as follows:

     .95% of the first $75,000,000 of the average daily net assets of the Fund; .80% on the next $75,000,000;
     .65% on amounts in excess of $150,000,000.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3 - CONTINUED

As approved by the Trustees, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the six months ended March 31, 2000.

Each outside Trustee is compensated by the Fund at the rate of $4,000 per year plus an attendance fee of $667 for each Trustees' meeting attended and related travel expenses.

NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) at March 31, 2000 based on a cost of $26,426,767 for federal income tax purposes, is as follows:

     Gross unrealized appreciation                             $ 8,880,658
     Gross unrealized depreciation                              (1,459,717)
                                                               -----------
     Net unrealized appreciation                               $ 7,420,941
                                                               ===========

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2000, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as unrealized loss on forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at March 31, 2000 is as follows:

                                                              Unrealized
      Currency                 Currency        Delivery      Appreciation
     Receivable               Deliverable        Date       (Depreciation)
     ----------               -----------      --------     --------------
     $  95,300       SEK         803,000       04/19/00       $   2,218
       190,261       EUK         187,117       04/25/00          10,911
        48,704       NZD         100,000       05/17/00          (1,015)
       217,073       JPY      23,402,400       05/18/00         (12,964)
       123,570       SEK       1,068,563       05/31/00            (636)
       132,728       EUR         137,835       06/12/00             170
       278,206       GBP         176,415       06/20/00          (3,378)
        39,156       SEK         337,825       06/20/00            (159)
        54,635       CAD          80,000       06/22/00            (600)
       145,062       DKK       1,106,940       06/23/00           2,071
                                                              ---------
                                                              $  (3,382)
                                                              =========

                                CURRENCY LEGEND:

     CAD - Canadian Dollar                         JPY - Japanese Yen
     DKK - Danish Kroner                           NZD - New Zealand Dollar
     EUR - Euro                                    SEK - Swedish Krona
     GBP - British Sterling